                                                 Filed pursuant to rule 497(c)
                                                 Registration No: 333-59185

PROSPECTUS                                                       January 8, 1999

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.
                              2000 CLASSEN CENTER
                         OKLAHOMA CITY, OKLAHOMA 73106

                           TELEPHONE: (405) 523-2000

     American Fidelity Dual Strategy Fund, Inc. (the "Fund") is an open-end management investment company. The Fund seeks long-term capital growth which the Fund endeavors to achieve through a diversified investment portfolio consisting primarily of common stock. A secondary objective of the Fund is the production of income.

     Shares of the Fund are offered only to separate accounts of American Fidelity Assurance Company (the "Company") to fund the benefits of variable annuity contracts. Individuals may not purchase Fund shares directly from the Fund. Each variable annuity contract involves fees and expenses not described in this Prospectus. See the accompanying variable annuity contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

     Pursuant to an investment advisory agreement and subject to the authority of the Fund's Board of Directors, the Company serves as the Fund's investment adviser and conducts the business and affairs of the Fund. The Company has engaged Lawrence W. Kelly & Associates, Inc. ("Kelly") and Todd Investment Advisors, Inc. ("Todd Investment") to act as the Fund's sub-advisers to provide the day-to-day portfolio management for the Fund. Kelly and Todd Investment are referred to together as the "Sub-Advisers."

     This Prospectus contains concise information about the Fund that a prospective purchaser of a variable annuity contract should know before allocating purchase payments or premiums to the Fund. It should be read in conjunction with the prospectus for the variable annuity contract and should be retained for future reference. A statement of additional information (the "Statement of Additional Information") containing more detailed information about the Fund is available free by writing to the Fund at P.O. Box 25523, Oklahoma City, Oklahoma 73125-0523, or by calling (800) 654-8489. The Statement of Additional Information, which has the same date as this Prospectus, as it may be supplemented from time to time, has been filed with the Securities and Exchange Commission and is available along with other related materials on the SEC's Web site (http://www.sec.gov). The Statement of Additional Information is incorporated herein by reference.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
 OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS FOR THE VARIABLE ANNUITY CONTRACT.

     MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, NOR ARE FUND SHARES FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTING IN FUND SHARES INVOLVES CERTAIN INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
DESCRIPTION OF THE FUND.....................................    3
  General...................................................    3
  Investment Objectives and Policies........................    3
  Investment Considerations and Risks.......................    4
  State Insurance Regulation................................    5
MANAGEMENT..................................................    5
  Directors and Officers....................................    5
  Investment Adviser........................................    5
  Investment Sub-Advisers...................................    5
  Expenses..................................................    6
  Custodian.................................................    6
FINANCIAL HIGHLIGHTS........................................    7
PERFORMANCE INFORMATION.....................................    7
DETERMINATION OF NET ASSET VALUE............................    8
OFFERING, PURCHASE AND REDEMPTION OF SHARES.................    9
DIVIDENDS, DISTRIBUTIONS AND TAXES..........................    9
OTHER INFORMATION...........................................   10

                            DESCRIPTION OF THE FUND

GENERAL

     The Fund is the successor to American Fidelity Variable Annuity Fund A ("Variable Annuity Fund A"), a separate account of the Company which operated as an open-end diversified management investment company from 1968 to 1998. Effective January 1, 1999, it was converted to a unit investment trust separate account and renamed American Fidelity Separate Account A ("Separate Account A"), and it transferred its investment portfolio to the Fund in exchange for Fund shares (the "Reorganization"). Through this Prospectus, the Fund is offering its shares to separate accounts of the Company, initially only Separate Account A, to fund benefits under variable annuity contracts issued by the Company. The separate prospectus which accompanies this Prospectus describes the variable annuity contracts.

     As long as the Fund offers its shares only to separate accounts of the Company, the Company will be the sole shareholder of the Fund. Thus, the terms "shareholder" and "shareholders" refer to the Company. The rights of the Company as a shareholder should be distinguished from the rights of an owner of a variable annuity contract funded by Fund shares. The Company will pass through voting rights to variable annuity contract owners, but contract owners are not shareholders of the Fund.

INVESTMENT OBJECTIVES AND POLICIES

     The Fund's primary investment objective is to seek long-term growth of capital through investment in a diversified portfolio of securities, primarily common stock. The production of income is a secondary investment objective. Such objectives do not preclude investments from time to time for short-term capital appreciation. There can be no assurance that the Fund will achieve its investment objectives. As with any security, a risk of loss, including possible loss of principal, is inherent in an investment in shares of the Fund.

     In order to achieve its investment objectives, the Fund normally invests in a diversified portfolio consisting primarily of common stocks based upon an assessment of particular industries or companies. Through its two Sub-Advisers, the Fund uses both a growth and a value-oriented strategy to manage its investments. Kelly is a growth stock manager. Its strategy is to invest in high-quality companies with strong earnings growth and superior product leadership. Todd Investment is a value-oriented manager. It emphasizes a diversified portfolio of predominantly undervalued, large capitalization, high quality equity securities. Todd Investment seeks to include in the Fund's portfolio companies which indicate the presence of some catalyst for change.

     The Fund is classified as "diversified," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objectives and classification of the Fund may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund. The Company has adopted a number of restrictions and policies relating to the investment of its assets and its activities which are fundamental policies and also may not be changed without the approval of the holders of a majority of outstanding Fund shares. See the Statement of Additional Information for a complete description of such restrictions and policies.

     The following are fundamental policies of the Fund. The Fund invests not more than 5% of its assets in any one issuer, except obligations of the United States Government and instrumentalities thereof, and will acquire not more than 10% of the voting securities of any one issuer. In addition, the Fund invests not more than 25% of the Fund's assets in any one industry and not more than 10% of the Fund's assets in real estate (including real estate investment trusts) and illiquid securities. The Fund may invest up to 35% of its assets in equity securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), other depositary receipts or ordinary shares if U.S. dollar denominated and publicly traded in the United States. Investments in companies of any one foreign country are limited to not more than 20% of Fund assets. The Fund does not engage in the purchase or sale of puts, calls or other options or in writing such options. Although not a fundamental policy, the Fund does not invest in tobacco-producing companies.

     The Fund's Sub-Advisers may determine that prevailing market and economic conditions indicate investment in other than common stocks may be advantageous, in which event investments may be made on a short-term basis in securities which are a direct obligation or guaranteed by the United States Government or in bonds, notes or other evidences of indebtedness, issued publicly or privately, of a type customarily purchased for investment by institutional investors. Such nongovernmental investments may be convertible into stock or may be accompanied by stock purchase options or warrants for the purchase of stock. The Fund is normally fully invested, apart from cash balances needed to meet redemptions. The Fund's assets may be held in cash equivalents or securities which are direct obligations of the United States Government for this purpose.

INVESTMENT CONSIDERATIONS AND RISKS

     General. The Fund's net asset value per share should be expected to fluctuate. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Achievement of the Fund's investment objectives cannot be assured due to the risks of loss of capital or income inherent in any investment in equity securities and the special risks associated with investing in the equity securities of foreign corporations.

     Equity Securities. Although equity securities have a history of long-term growth, they fluctuate in value based on changes in an issuer's financial condition and results of operations and often based on factors unrelated to the value of the issuer of the securities. Such fluctuations can be pronounced. Changes in the value of the Fund's investments will result in changes in the value of Fund shares and thus the Fund's total return to investors.

     Foreign Securities. Since the stocks of some foreign issuers are included in the Fund's portfolio, the Fund is subject to additional investment risks with respect to those securities that are different in some respects from those incurred by a fund which invests only in securities of domestic issuers. Such risks include exposure to fluctuations in foreign currencies, less publicly available information, nonuniform accounting, auditing and financial reporting standards, less liquidity and more volatility, foreign withholding or other taxes, and possible adverse political and economic developments, seizure or nationalization of foreign deposits or adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. The Fund's foreign investments are normally in the form of ADRs. ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer which are deposited in a domestic bank or foreign branch of a U.S. bank. ADRs are traded on a U.S. exchange or in the over-the-counter market. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities. ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available. Also, issuers whose securities are represented by ADRs generally provide more financial information than non-ADR foreign issuers.

     Year 2000 Risks. Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Company and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Company has had a formal project team (including 22 information systems professionals) working to correct the problem since 1996. In the briefest terms, the correction is to change all date related fields in the Company's computer systems to four digits instead of two digits. At the same time, all relationships with systems outside the Company must be checked for the same change and all must be tested to determine that relationships continue to be compatible. Those systems tested on December 31, 1997 and 1998 and went through year-end processing without incident each time. The final test of all systems will be run on December 31, 1998. Even though management of the Company is expending considerable resources in a concerted effort to meet this technology-related threat, there is no guarantee that there will be no adverse impact on the Fund of some sort as January 1, 2000 passes.

STATE INSURANCE REGULATION

     The Fund is a funding vehicle for variable annuity contracts to be offered by insurance companies and will seek to be offered in as many jurisdictions as possible. Certain states have regulations or guidelines concerning concentration of investments and other investment techniques. If such regulations and guidelines are applied to the Fund, the Fund may be limited in its ability to invest in certain types of securities. The Fund intends to operate in material compliance with current insurance laws and regulations, as applied, in each jurisdiction in which the Fund is offered.

                                   MANAGEMENT

DIRECTORS AND OFFICERS

     The Fund's Board of Directors is responsible for overseeing the management of the Fund, including the establishment and supervision of the Fund's investment policies and objectives, reviewing and approving the Fund's contracts and other arrangements and monitoring Fund performance and operations. The officers of the Fund supervise its daily business operations. The Statement of Additional Information contains information as to the identity of, and other information about, the directors and officers of the Fund.

INVESTMENT ADVISER

     The Company, located at 2000 Classen Center, Oklahoma City, Oklahoma 73106, is the investment adviser of the Fund. The Company is a stock life insurance company incorporated in the state of Oklahoma in 1960. The Company acted as investment adviser to Variable Annuity Fund A, the Fund's predecessor, from 1968 until the Fund acquired its investment portfolio as a result of the Reorganization. The Company is a wholly owned subsidiary of American Fidelity Corporation, which is itself controlled by Cameron Enterprises, A Limited Partnership ("CELP"). The general partners of CELP are Cameron Associates, Inc., Theodore M. Elam and, in their capacities as trustees, William E. Durrett, Edward C. Joullian, III, John W. Rex and the Bank of Oklahoma, N.A. In accordance with the CELP partnership agreement, management of the affairs of CELP is vested in five managing general partners: William M. Cameron and Messrs. Durrett, Joullian, Rex and Elam.

     The Fund has entered into a Management and Investment Advisory Agreement with the Company under which the Company assumes overall responsibility, subject to the supervision of the Fund's Board of Directors, for administering all operations of the Fund and for monitoring and evaluating the management of the assets of the Fund by the Sub-Advisers on an ongoing basis. The Company had the same management and investment advisory responsibility for the Fund's predecessor under a similar agreement first entered into in 1973. The Company provides or arranges for the provision of the overall business management and administrative services necessary for the Fund's operations and furnishes or procures any other services and information necessary for the proper conduct of the Fund's business. The Company also acts as liaison among, and supervisor of, the various service providers to the Fund.

     For its services to the Fund, the Company receives an annual management and investment advisory fee of 0.50% of the average daily net assets of the Fund. The fee is deducted daily from the assets of the Fund.

INVESTMENT SUB-ADVISERS

     The Company has engaged Kelly and Todd Investment as Sub-Advisers. Subject to the fundamental investment objectives and policies of the Fund and any other guidelines provided by the Company, each Sub-Adviser has complete discretion and authority in the investment and reinvestment of the Fund assets under its management. The Company has allocated Fund assets equally between Kelly and Todd Investment on an annual basis and will review the asset allocation between Sub-Advisers at least annually. Each Sub-Adviser determines what securities are acquired, held or disposed of and, subject to any instructions from the Company as to the Fund's cash requirements from time to time, the portion of Fund assets which will be held uninvested. The Sub-Advisers are also authorized to exercise all voting rights pertaining to the Fund assets they manage. The Sub-Advisers are authorized to select brokers to effect securities transactions on behalf of the Fund. Neither Sub-Adviser nor any of their respective affiliates may act as a broker with respect to securities transactions for the Fund.

     Kelly has provided the Company research and investment advice since 1985. Beginning in the fourth quarter of 1995, Kelly's services relating to Fund assets (including the assets of the Fund's predecessor) have been rendered pursuant to its sub-advisory agreement with the Company, and its services relating to other assets managed by the Company have been provided under a separate consulting agreement. Lawrence W. Kelly, the chairman, chief executive officer, treasurer and founder of Kelly, has 31 years of experience in the investment advisory business and he and his wife, Janice M. Kelly, are the majority shareholders of Kelly. Mr. Kelly has primary responsibility for the day-to-day management of the Fund's portfolio managed by Kelly. From 1980 to 1985, Mr. Kelly was chairman of Webster Management Corporation, an investment advisory firm which provided investment advice to the Company. In addition, Mr. Kelly was a vice president (1974 to 1988) and director (1981 to 1985) of Kidder, Peabody & Co., Inc. and the chairman of five mutual funds managed by Webster and Kidder from various dates between 1981 and 1984 until 1986. As of December 31, 1997, Kelly managed 50 client securities portfolios on a discretionary basis with an aggregate market value of $396 million. It also managed or supervised 16 client securities portfolios on a non-discretionary basis with an aggregate market value of $992 million. Kelly has not acted as an investment adviser to any investment company registered under the 1940 Act other than the Fund and its predecessor. Kelly is located at 200 South Los Robles Avenue, Suite 510, Pasadena, California 91101.

     Todd Investment has 30 years of experience managing investments for institutional clients. At December 31, 1997, Todd Investment managed over $2.7 billion for 50 clients, of which $1.2 billion represented equity assets. Todd Investment generates all of its revenues from fee-based investment counseling and employs six portfolio managers. The primary portfolio manager for the Fund assets managed by Todd Investment is Robert Bordogna, who has been with Todd Investment since 1980 and in the business for 28 years. The backup portfolio manager is Curtiss M. Scott, Jr., who has been with Todd Investment since 1996, in the business for 19 years and is a chartered financial analyst. Prior to joining Todd Investment, Mr. Scott was a partner and managing director of Executive Investment Advisors, Inc. in Louisville, Kentucky. Todd Investment has not acted as an investment adviser to a registered investment company other than the Fund and its predecessor. Todd Investment is located at 101 South Fifth Street, Suite 3160, Louisville, Kentucky 40202 and, since December 1993, has been an indirect wholly-owned subsidiary of Stifel Financial Corporation, a financial services holding company based in St. Louis, Missouri.

     The fees of the Sub-Advisers are paid by the Company. Kelly receives an annual fee of .30% of Fund assets under its management. Todd Investment receives an annual fee of .38% of Fund assets under its management or $50,000, whichever is greater. The Sub-Advisers' fees are payable quarterly and, when based on Fund assets, are calculated on the value of Fund assets on the last trading day of each calendar quarter.

EXPENSES

     The Fund pays the Company's management and investment advisory fee which has the effect of reducing investors' return. The Company pays all other expenses of the Fund except investment transaction costs. The Fund will not reimburse the Company at a later time for any such amounts. The yield to investors increases to the extent that the Fund does not bear all of its expenses.

     In allocating brokerage transactions, the Sub-Advisers seek to obtain the best execution of orders at the most favorable net price. Subject to this determination, the Sub-Advisers may consider, among other things, the receipt of research services as a factor in the selection of broker-dealers to execute portfolio transactions for the Fund. See "Portfolio Transactions" in the Statement of Additional Information.

CUSTODIAN

     InvesTrust, N.A., 6301 N. Western, Suite 210, Oklahoma City, Oklahoma 73118, is the custodian of the Fund's portfolio securities.

                              FINANCIAL HIGHLIGHTS

     On January 1, 1999, Dual Strategy Fund acquired all of the assets and liabilities (other than liabilities relating to insurance charges) of Variable Annuity Fund A as part of the Reorganization. The information below relates to Variable Annuity Fund A and is derived from its financial statements. Such financial statements were audited by KPMG LLP for the eight years ended December 31, 1997 and by Arthur Andersen LLP for the two years ended December 31, 1989. This table should be read in conjunction with the financial statements and notes thereto of Variable Annuity Fund A which are included in the Fund's Statement of Additional Information under "Financial Statements."

                                    SIX MONTHS
                                      ENDED                             YEARS ENDED DECEMBER 31,
                                     JUNE 30,    ----------------------------------------------------------------------
                                       1998        1997      1996     1995(A)    1994        1993      1992      1991
                                    ----------   --------   -------   -------   -------     -------   -------   -------
Accumulation Unit value, beginning
 of period........................   $ 19.463    $ 15.339   $12.199   $ 9.094   $ 9.709     $ 9.108   $ 8.866   $ 6.924
                                     --------    --------   -------   -------   -------     -------   -------   -------
Income from investment
 operations.......................      0.162       0.328     0.282     0.216     0.210       0.211     0.226     0.233
Expenses..........................      0.154       0.257     0.188     0.136     0.119       0.118     0.111     0.100
                                     --------    --------   -------   -------   -------     -------   -------   -------
Net investment income.............      0.008       0.071     0.094     0.080     0.091       0.093     0.115     0.133
Net realized and unrealized gains
 (losses) on securities...........      3.223       4.053     3.046     3.025    (0.706)      0.508     0.127     1.809
                                     --------    --------   -------   -------   -------     -------   -------   -------
Total from investment
 operations.......................      3.231       4.124     3.140     3.105     0.615       0.601     0.242     1.942
                                     --------    --------   -------   -------   -------     -------   -------   -------
Accumulation Unit value, end of
 period...........................   $ 22.694    $ 19.463   $15.339   $12.199   $ 9.094     $ 9.709   $ 9.108   $ 8.866
                                     ========    ========   =======   =======   =======     =======   =======   =======
Total return......................      16.60%      26.89%    25.74%    34.14%    (6.33)%      6.60%     2.73%    28.05%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's)..........................   $167,786    $137,091   $98,829   $73,153   $51,066     $49,651   $42,303   $37,839
Ratio of expenses to average net
 assets...........................       0.72%       1.46%     1.38%     1.29%     1.28%       1.28%     1.28%     1.28%
Ratio of net income to average net
 assets...........................       0.37%       0.40%     0.69%     0.75%     0.98%       1.01%     1.33%     1.70%
Portfolio turnover rate...........      13.10%      26.60%    36.90%    66.10%    43.50%      51.20%    31.70%    41.20%
Average commission rate paid
 (b)..............................       6.27%       6.19%     6.36%     5.51%


                                     YEARS ENDED DECEMBER 31,
                                    ---------------------------
                                     1990      1989      1988
                                    -------   -------   -------
Accumulation Unit value, beginning
 of period........................  $ 6.514   $ 5.110   $ 4.601
                                    -------   -------   -------
Income from investment
 operations.......................    0.251     0.208     0.175
Expenses..........................    0.086     0.083     0.052
                                    -------   -------   -------
Net investment income.............    0.165     0.125     0.123
Net realized and unrealized gains
 (losses) on securities...........    0.245     1.279     0.386
                                    -------   -------   -------
Total from investment
 operations.......................    0.410     1.404     0.509
                                    -------   -------   -------
Accumulation Unit value, end of
 period...........................  $ 6.924   $ 6.514   $ 5.110
                                    =======   =======   =======
Total return......................     6.29%    27.48%    11.06%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
 (000's)..........................  $27,985   $24,792   $19,622
Ratio of expenses to average net
 assets...........................     1.29%     1.28%     1.29%
Ratio of net income to average net
 assets...........................     2.48%     1.93%     3.10%
Portfolio turnover rate...........    41.10%    50.10%    34.00%
Average commission rate paid
 (b)..............................

---------------

(a)  Investment management by the Sub-Advisors commenced October 2, 1995.

(b) This disclosure is required for fiscal periods beginning on or after September 1, 1995 and represents the average commission rate paid on equity security transactions on which commissions were charged.

                            PERFORMANCE INFORMATION

     For the purpose of advertising, performance is calculated on the basis of average annual total return and/or total return.

     Average annual total return is calculated pursuant to a standardized formula which assumes that an investment in the Fund was purchased with an initial payment of $1,000 and that the investment was redeemed at the end of a stated period of time, after giving effect to the reinvestment of dividends and distributions during the period. The return is expressed as a percentage rate which, if applied on a compounded annual basis to the original investment, would result in the redeemable value of the investment at the end of the period. Advertisements of the Fund's performance will include the Fund's average annual total return for one, five and ten year periods.

     Total return is computed based on an original $1,000 investment and assumes the reinvestment of dividends and distributions. Total return generally is expressed as a percentage rate which is calculated by combining the income and principal changes for a specified period and dividing by the original investment. Advertisements may include the percentage rate of total return or may include the value of a hypothetical investment at the end of the period which assumes the application of the percentage rate of total return.

     Performance will vary from time to time and past results are not necessarily representative of future results. Performance information, such as that described above, may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance.

     As the successor to the Company's Variable Annuity Fund A, the Fund treats the historical performance data of Variable Annuity Fund A as its own for periods prior to the Reorganization. See "Description of the Fund" on page 3. In computing returns for periods prior to the Reorganization, the Fund deducts only the type of charge currently imposed by the Fund. The Fund's performance data, both before and after the Reorganization, do not reflect any separate account or contract level charges. Since the Fund is not available directly to the public, its performance data will not be advertised unless accompanied by comparable data for a participating separate account.

     The Fund's average annual total return and total return should not be compared with other funds that offer their shares directly to the public since the figures provided do not reflect charges of participating separate accounts. In addition, the Fund's total return should be distinguished from the rate of return of a participating separate account, which rate will reflect the deduction of additional charges, including mortality and expense risk, sales and administrative charges, and therefore will be lower. Contract owners should consult the prospectus for such contract.

     The investment results of the Fund will fluctuate over time and any presentation of investment results for any prior period should not be considered a representation of what an investment may earn or what the Fund's performance may be in any future period. In addition to information provided in shareholder reports, the Fund may, in its discretion, from time to time make a list of the Fund's holdings available to investors upon request.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value per share of the Fund is normally determined once daily as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m. Eastern Time, on each day the Company is open for business. The Company is scheduled to be open Monday through Friday throughout the year, except for the following holidays: New Year's Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and the immediately following Friday, and Christmas Day. On any day when the Company is open for business and the New York Stock Exchange is not (presently Martin Luther King, Jr. Day, Washington's Birthday and Good Friday), the Fund values its portfolio securities for which current-day prices are not available using the same prices included in the determination of net asset value on the immediately preceding business day. Net asset value per share of the Fund is determined by dividing the value of the Fund's securities, cash, and other assets (including accrued but unallocated interest and dividends), less all liabilities (including accrued expenses but excluding capital and surplus) by the number of shares of the Fund outstanding.

     The value of the Fund's securities and assets, except certain short-term debt securities, is determined on the basis of their market values. Short-term debt securities having remaining maturities of less than one year are valued by the amortized cost method, which approximates market value. Equity securities held by the Fund are valued at the last sales price on a national securities exchange or the Nasdaq National Market or, lacking any sales, at the last reported bid price. Over-the-counter securities not quoted in the Nasdaq National Market are valued at the reported bid price. Investments for which market quotations are not readily available, if any, are valued at their fair market value as determined in good faith by the Board of Directors.

                  OFFERING, PURCHASE AND REDEMPTION OF SHARES

     FUND SHARES CURRENTLY ARE OFFERED ONLY TO ONE OR MORE SEPARATE ACCOUNTS OF THE COMPANY. INDIVIDUALS MAY NOT PLACE PURCHASE OR REDEMPTION ORDERS DIRECTLY WITH THE FUND.

     Pursuant to a participation agreement between the Fund and the Company, Fund shares are sold on a continuous basis to the Company. The Company, on behalf of participating separate accounts, places orders based on, among other things, the amount of premium payments to be invested pursuant to separate account variable annuity contracts. See the prospectus of the applicable separate account for more information on the purchase of Fund shares. Participating separate accounts purchase and redeem Fund shares at net asset value without sales or redemption charges.

     For each day on which the Fund's net asset value is calculated, the Company will transmit to the Fund any orders to purchase or redeem shares of the Fund based on the purchase payments and redemption (surrender) requests received from contract owners, annuitants and beneficiaries of participating separate accounts that have been processed on that day. If an order is received by the Company by 3:00 p.m. Central Time on any business day, Fund shares will be purchased or redeemed at the net asset value determined as of the day the order was received by the Company. Otherwise, Fund shares will be purchased or redeemed at the net asset value next computed after receipt of purchase or redemption orders. No charges are imposed by the Fund when shares are redeemed.

     The Fund ordinarily will make payment for all shares redeemed within seven days after receipt of a redemption request in proper form, except as provided by the rules of the Securities and Exchange Commission.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     The Fund ordinarily declares and pays dividends from net investment income at least once a year and automatically reinvests them in additional Fund shares at net asset value. The Fund makes distributions from net realized securities gains, if any, once a year, but may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The Fund will not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired. If all shares in an account are redeemed at any time, all dividends to which the shareholder is entitled will be paid along with the proceeds of the redemption. All expenses are accrued daily and deducted before declaration of dividends to investors.

     Section 817(h) of the Code requires that the investments of a segregated asset account of an insurance company be "adequately diversified" as provided therein or in accordance with U.S. Treasury Regulations, in order for the account to serve as the basis for variable annuity contracts. Section 817(h) and the U.S. Treasury Regulations issued thereunder provide the manner in which a segregated asset account will treat investments in a regulated investment company for purposes of the diversification requirements. If the Fund satisfies certain conditions, a segregated asset account owning shares of the Fund will be treated as owning multiple investments consisting of the account's proportionate share of each of the assets of the Fund. The Fund intends to satisfy these conditions so that the shares of the Fund owned by a segregated asset account will be treated as multiple investments. Further, the Fund intends to satisfy the diversification standards prescribed under Section 817(h) for segregated accounts. By meeting these and other requirements, the Company, rather than variable annuity contract holders, should be subject to tax on distributions received with respect to Fund shares. The tax treatment on distributions to the Company will depend on the Company's tax status.

     Notice as to the tax status of dividends and distributions will be mailed to shareholders annually. Dividends derived from net investment income, together with distributions of net realized short-term securities gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds, generally are taxable as ordinary income. Distributions from net realized long-term securities gains generally are taxable as long-term capital gains. For information concerning the federal income taxes to participating separate account contract owners, see the applicable separate account prospectus.

     Management of the Fund believes that the Fund will qualify as a "regulated investment company" under the Code. The Fund intends to continue to so qualify if such qualification is in the best interest of its shareholders. Qualification as a regulated investment company relieves the Fund of any liability for federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code. The Fund is subject to a non-deductible 4% excise tax, measured with respect to certain undistributed amounts of taxable investment income and capital gains.

                               OTHER INFORMATION

     The Fund was incorporated on March 18, 1998 as a Maryland corporation and commenced operations upon completion of the Reorganization described on page 3. The authorized capital stock of the Fund consists of 200 million shares of common stock, par value $.001 per share. Each share outstanding is entitled to one vote on all matters submitted to a vote of shareholders of the Fund and is entitled to a pro rata share of any distributions made by the Fund and, in the event of liquidation, of its net assets remaining after satisfaction of outstanding liabilities. Each share of the Fund, when issued, is nonassessable and has no preemptive or conversion rights. The shares have noncumulative voting rights.

     As a Maryland corporation, the Fund is not required to hold regular annual shareholder meetings. The Fund is, however, required to hold shareholder meetings for the following purposes: (i) approving certain agreements as required by the 1940 Act; (ii) changing fundamental investment objectives, policies and restrictions of the Fund; and (iii) filling vacancies on the Board of Directors in the event that less than a majority of the members of the Board of Directors were elected by shareholders. Directors may also be removed by shareholders by a vote of a majority of all votes entitled to be cast for the election of directors. The Fund has the obligation to assist in shareholder communications. As the sole record holder of the outstanding shares of the Fund, the Company will be deemed a controlling person of the Fund, as that term is defined in the 1940 Act.

     Annual reports containing audited financial statements of the Fund and semiannual reports containing unaudited financial statements, as well as proxy materials, are sent to participating separate account contract owners and their participants, annuitants or beneficiaries, as appropriate.

     Inquiries may be made by writing to the Fund at P.O. Box 25523, Oklahoma City, Oklahoma 73125-0523, or by calling toll-free (800) 654-8489.

                   AMERICAN FIDELITY DUAL STRATEGY FUND, INC.

                      STATEMENT OF ADDITIONAL INFORMATION
                                January 8, 1999

     This Statement of Additional Information is not a prospectus, and should be read in conjunction with the current Prospectus of American Fidelity Dual Strategy Fund, Inc. (the "Fund") dated January 8, 1999, as it may be revised from time to time (the "Prospectus"). A copy of the Prospectus may be obtained by writing to the Fund at the following address or calling the number listed below:

                   American Fidelity Dual Strategy Fund, Inc.
                                P. O. Box 25523
                       Oklahoma City, Oklahoma 73125-0523
                                 1-800-654-8489

     Shares of the Fund are offered only to variable annuity separate accounts established by American Fidelity Assurance Company (the "Company") to fund variable annuity contracts (the "Contracts").

     The Company serves as the Fund's investment adviser. The Company has engaged Lawrence W. Kelly & Associates, Inc. ("Kelly") and Todd Investment Advisors, Inc. ("Todd Investment") to serve as sub-advisers (together, the "Sub-Advisers") to the Fund and provide day-to-day portfolio management for the Fund.

                               TABLE OF CONTENTS

                                                               PAGE
                                                               ----
INTRODUCTION................................................    B-2
INVESTMENT OBJECTIVES AND POLICIES..........................    B-2
MANAGEMENT..................................................    B-4
INVESTMENT ADVISORY AND OTHER SERVICES......................    B-5
PORTFOLIO TRANSACTIONS......................................    B-6
CAPITAL STOCK...............................................    B-8
FEDERAL TAX MATTERS.........................................    B-8
CALCULATION OF PERFORMANCE DATA.............................    B-9
CUSTODIAN, INDEPENDENT ACCOUNTANTS AND COUNSEL..............   B-10
FINANCIAL STATEMENTS........................................   B-10

                                  INTRODUCTION

     American Fidelity Dual Strategy Fund, Inc. is an open-end management investment company established as a Maryland corporation on March 18, 1998. The Fund is the successor to American Fidelity Variable Annuity Fund A ("Variable Annuity Fund A"). The reorganization (the "Reorganization") of Variable Annuity Fund A from a management investment company into a unit investment trust ("Separate Account A") was approved by the Contract owners of Variable Annuity Fund A at a meeting of Contract owners on December 21, 1998. Effective January 1, 1999, the assets of Variable Annuity Fund A were transferred intact to the Fund in exchange for shares of the Fund which are held by the Company on behalf of Separate Account A.

     By investing in the Fund, an investor becomes entitled to a pro rata share of all dividends and distributions arising from the net income and capital gains on the investments of the Fund. Likewise, an investor shares pro rata in any losses of the Fund.

     Initially, the Fund is offering its shares only to Separate Account A as the underlying funding vehicle for the Contracts supported by Separate Account
A. The Fund does not offer its stock directly to the general public. Separate Account A, like the Fund, is registered as an investment company with the Securities and Exchange Commission ("SEC"), and a separate prospectus, which accompanies the Prospectus for the Fund, describes that separate account and the Contracts it supports. The prospectus for Separate Account A also has a statement of additional information. The Fund may, in the future, offer its stock to other separate accounts of the Company supporting other variable annuity contracts.

     Terms appearing in this Statement of Additional Information that are defined in the Prospectus have the same meaning as in the Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

     The Fund has adopted the fundamental policies listed below. These policies cannot be changed without approval by the holders of a majority, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the Fund's outstanding voting shares.

          (1) Not more than 5% of the value of the Fund's assets will be invested in securities of any one issuer, except obligations of the United States Government and instrumentalities thereof.

          (2) Not more than 10% of the voting securities of any one issuer will be acquired.

          (3) Not more than 25% of the value of the Fund's assets will be invested in any one industry.

          (4) No borrowings will be made except that the right is reserved to borrow from banks for emergency purposes, provided that such borrowings do not exceed 5% of the value of the assets of the Fund and that there always will be asset coverage of at least 300% for all outstanding borrowings of the Fund.

          (5) The Fund will not act as an underwriter of securities of other issuers, except to the extent that the Fund might be construed to be a statutory underwriter by virtue of its investment in restricted securities.

          (6) Not more than 10% of the value of the assets of the Fund may be invested in real estate (including shares of real estate investment trusts), securities for which there is no established market, or securities (including bonds, notes or other evidences of indebtedness) which are not readily marketable without registration under Federal or state securities laws.

          (7) No purchase of commodities or commodity contracts will be effected.

          (8) The Fund may not engage in the purchase or sale of puts, calls or other options or in writing such options.

          (9) Loans will not be made except through the acquisition of bonds, debentures or other evidences of indebtedness of a type customarily purchased by institutional investors, whether or not publicly distributed.

          (10) Investment will not be made in the securities of a company for the purpose of exercising management or control.

          (11) Although it is not intended that investments be made in securities of other investment companies, the Fund may make such investments up to a maximum of 10% of its assets, provided that not more than 3% of the total outstanding voting stock of any one investment company may be held.

          (12) Investments in repurchase agreements will be limited to the top thirty-five U.S. Banks, by deposits, that are rated at least "B/C" by Keefe, Bruyette, Woods, a national bank rating agency, or a comparable rating from a similar bank rating service. Additionally, there must be an appropriate amount of excess collateralization depending upon the length of the agreement, to protect against downward market fluctuation and the Fund must take delivery of the collateral. The market value of the securities held as collateral will be valued daily. In the event the market value of the collateral falls below the repurchase price, the bank issuing the repurchase agreement will be required to provide additional collateral sufficient to cover the repurchase price.

          (13) Short sales of securities will not be made.

          (14) Purchases will not be made on margin, except for such short-term credits as are necessary for the clearance of transactions.

          (15) Investments in high-yield or non-investment grade bonds will not be made.

          (16) Investments in the equity securities of foreign issuers will be limited to American Depositary Receipts ("ADRs"), other depository receipts or ordinary shares if U.S. dollar denominated and publicly traded in the United States. Not more than 35% of the Fund's assets will be invested in foreign issuers. In addition, not more than 20% of the Fund's assets will be invested in issuers of any one foreign country.

     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that restriction.

     The Fund has also adopted the following non-fundamental investment policies:

          (1) The Fund should generally conform to the issuer guidelines noted below with exceptions noted at the time of recommendation and variances reviewed annually:

             (a) $150,000,000 or more in assets,

             (b) Operational for at least 10 years, and

             (c) $50,000,000 or more in stockholders' equity.

          (2) Although the Fund does not intend to engage to a large extent in short-term trading, it may make investments for the purpose of seeking short-term capital appreciation.

          (3) The Fund will not invest in the securities of tobacco-producing companies.

                                   MANAGEMENT

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus captioned "Management."

     Information about each director and officer of the Fund is as follows:

                                             POSITION(S) HELD               PRINCIPAL OCCUPATION(S)
       NAME, ADDRESS AND AGE*                WITH REGISTRANT                  DURING PAST 5 YEARS
       ----------------------                ----------------               -----------------------
John W. Rex, 64                        Chairman of the Board,         Director (1982 to present),
2000 Classen Center                    President and                  President and Chief Operating
Oklahoma City, OK 73106                Treasurer(1)(2)                Officer (1992 to present), and
                                                                      Treasurer (1972 to 1995) of the
                                                                      Company; Director (1982 to
                                                                      present), Executive Vice President
                                                                      (1990 to present) and Treasurer
                                                                      (1972 to 1995) of American Fidelity
                                                                      Corporation

Daniel D. Adams, Jr., 56               Director and Secretary(1)      Vice President and Investment
2000 Classen Center                                                   Officer of the Company and American
Oklahoma City, OK 73106                                               Fidelity Corporation

Jean G. Gumerson, 75                   Director                       President and Chief Executive
711 Stanton L. Young Blvd.,                                           Officer, Presbyterian Health
Suite 604                                                             Foundation
Oklahoma City, OK 73104

Edward C. Joullian, III, 69            Director(1)(2)                 Chairman of the Board of Directors
2000 Classen Center, 800 East                                         and Chief Executive Officer,
Oklahoma, City, OK 73106                                              Mustang Fuel Corporation; Director,
                                                                      Fleming Companies, Inc.; Director,
                                                                      The LTV Corporation; Director of
                                                                      the Company and American Fidelity
                                                                      Corporation

Gregory M. Love, 36                    Director                       President and Chief Operating
10601 N. Pennsylvania Avenue                                          Officer (1995 to present), Vice
Oklahoma City, OK 73120                                               President -- Real Estate and
                                                                      Development (1990 to 1995) of
                                                                      Love's Country Stores, Inc.;
                                                                      Director, Affiliated Food Stores,
                                                                      Inc.

J. Dean Robertson, D.D.S.,             Director                       Private practice in pediatric
  M.Ed., 81                                                           dentistry; Professor Emeritus,
5222 North Portland                                                   University of Oklahoma, College of
Oklahoma City, OK 73112                                               Dentistry

G. Rainey Williams, Jr., 38            Director                       President, Pinnacle Asset
6301 N. Western                                                       Management, Inc. (1996 to present);
Suite 200                                                             Managing Partner, Marco Capital
Oklahoma City, OK 73118                                               Group (1988 to 1996); Director,
                                                                      Mustang Fuel Corporation.

---------------

 *  As of September 30, 1998.

(1) "Interested person" of the Fund under Section 2(a)(19) of the 1940 Act.

(2) Also a director of the Company.

     Until the date of the Reorganization, all members of the Board of Directors were members of the Board of Managers of the Fund's predecessor, Variable Annuity Fund A.

     No officer or director of the Fund or the Company receives any remuneration from the Fund. Members of the Board of Directors who are not employees of the Company receive a fee, paid by the Company, of $500 for each meeting attended.

     A shareholder that owns more than 25% of the Fund's voting securities may be deemed to be a "control person," as defined in the 1940 Act, of the Fund. The Company is the sole shareholder of record of the Fund. The only person known by the Fund to own beneficially 5% or more of the securities of Variable Annuity Fund A, the Fund's predecessor, was American Fidelity Companies Employee Savings Plan Trust (8.67% as of October 5, 1998). Its address is 2000 Classen Center, Oklahoma City, Oklahoma 73106. The Trust's beneficial ownership percentage of the Fund's shares immediately after the Reorganization was the same as its beneficial ownership percentage of Variable Annuity Fund A securities immediately prior to the Reorganization. No officer or director of the Fund beneficially owns any shares of the Fund, although Messrs. Rex and Adams are participants in the Trust and therefore beneficially own securities of the Fund. Their beneficial ownership percentage of Fund shares immediately after the Reorganization was the same as their pre-Reorganization percentage in the predecessor. Their beneficial ownership, together, as of October 5, 1998, was less than 1%.

                     INVESTMENT ADVISORY AND OTHER SERVICES

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus captioned "Management."

MANAGEMENT AND INVESTMENT ADVISORY AGREEMENT

     The Company provides management services and serves as the investment adviser to the Fund pursuant to a Management and Investment Advisory Agreement. Under this Agreement, the Company assumes overall responsibility, subject to the supervision of the Board of Directors, for administering all operations of the Fund, including monitoring and evaluating the management of the Fund's portfolio by the Sub-Advisers on an ongoing basis. The Company provides or arranges for the provision of the overall business management and administrative services necessary for the Fund's operations. The Company is also responsible for overseeing the Fund's compliance with the requirements of applicable law and conformity with the Fund's investment objectives and policies, including oversight of the Sub-Advisers.

     For its services to the Fund, the Company receives an annual management and investment advisory fee of 0.50% of the average daily net assets of the Fund. The Company supplies or pays for occupancy and office rental, clerical and bookkeeping, accounting, stationery, supplies, the expenses of printing and distributing any prospectuses, reports or sales literature in connection with the sale of Fund shares, salaries and other compensation of the Fund's directors and officers, costs of shareholder reports and meetings, costs of any independent pricing service, the cost of any advertising, the Sub-Advisers' fees, custodian fees, legal and auditing fees, registration and filing fees, and all ordinary expenses incurred in the ordinary course of business.

     The Company received investment and advisory fees from Variable Annuity Fund A, the Fund's predecessor, of $200,800 in 1995, $353,000 in 1996 and $416,700 in 1997 pursuant to a management and investment advisory agreement having the same fee arrangement as the Agreement with the Fund from and after July 1, 1996 (previously provided for an annual fee of .325% of average daily net assets).

     The Management and Investment Advisory Agreement was approved for the Fund by the Board of Directors, including a majority of the directors who are not "interested persons," as defined in the 1940 Act, on September 18, 1998 and by the Fund's sole shareholder on December 22, 1998. The Agreement will remain in effect from year to year, provided that it will not continue for more than two years unless such continuance is approved at least annually by the Fund's Board of Directors, including a majority of the members of the Board of Directors who are not interested persons by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement is terminable without penalty, on 60 days' notice, by the Fund's Board of Directors or by the vote of the holders of a majority of the Fund's shares. The Company may not terminate the Agreement without the approval of a new investment advisory agreement by a majority of the

Fund's shares. The Agreement will terminate automatically in the event of its "assignment," as defined in the 1940 Act.

     American Fidelity Corporation is the parent of the Company. American Fidelity Corporation is itself controlled by Cameron Enterprises, A Limited Partnership ("CELP"). The general partners of CELP are Cameron Associates, Inc., Theodore M. Elam and, in their capacities as trustees, William E. Durrett, Edward C. Joullian, III, John W. Rex and the Bank of Oklahoma, N.A. In accordance with the CELP partnership agreement, management of the affairs of CELP is vested in five managing general partners: William M. Cameron and Messrs. Durrett, Joullian, Rex and Elam.

INVESTMENT SUB-ADVISORY AGREEMENTS

     The Company has contracted with the Sub-Advisers to provide day-to-day portfolio investment management services to the Fund. The fees of the Sub-Advisers are paid by the Company. Kelly receives an annual fee of .30% of Fund assets under its management. Todd Investment receives an annual fee of .38% of Fund assets under its management or $50,000, whichever is greater. The Sub-Advisers' fees are payable quarterly and, when based on Fund assets, are calculated on the value of Fund assets on the last trading day of each calendar quarter.

     Kelly served as a research consultant to Variable Annuity Fund A, the Fund's predecessor, from 1985 until it became a sub-adviser to Variable Annuity Fund A in October 1995. Kelly provided investment research and specific investment recommendations to the Company and Variable Annuity Fund A for an annual fee of $50,000. The Company paid all of Kelly's fees under the consulting agreement, of which $20,100 in 1995 was allocated to Variable Annuity Fund A. Pursuant to the Variable Annuity Fund A sub-advisory agreements which contained the same fee arrangements as are in the Sub-Advisers' Agreements with respect to the Fund, in 1995, 1996 and 1997, the Company paid Kelly $27,150, $131,000 and $182,050, respectively, and Todd Investment $34,700, $165,300 and $234,600,
respectively.

     The Investment Sub-Advisory Agreement for each of the Sub-Advisers was approved for the Fund by the Board of Directors, including a majority of the directors who are not "interested persons," as defined in the 1940 Act, on September 18, 1998 and by the sole shareholder of the Fund on December 22, 1998. Each Agreement will remain in effect from year to year provided such continuance is approved at least annually by the Fund's Board of Directors, including a majority of the members of the Board of Directors who are not interested persons by vote cast in person at a meeting called for the purpose of voting on such approval. Each Agreement is terminable without penalty, on 30 days' notice, by the Company, the Fund's Board of Directors or by the vote of the holders of a majority of the Fund's shares or, upon 30 days' notice, by the Sub-Adviser. Each Agreement will terminate automatically in the event of its "assignment," as defined in the 1940 Act.

     Lawrence W. Kelly and his wife, Janice M. Kelly, are the majority shareholders of Kelly, each holding 48.8% of Kelly's outstanding stock. Todd Investment is a wholly-owned subsidiary of Stifel Asset Management Corp., which is a wholly-owned subsidiary of Stifel Financial Corporation.

                             PORTFOLIO TRANSACTIONS

     Each of the Sub-Advisers is responsible for decisions to buy and sell securities for the Fund, the selection of brokers to effect transactions and the negotiation of brokerage commissions, in each case with respect to Fund securities under its management. Neither Sub-Adviser nor any of their respective affiliates may act as a broker for Fund securities transactions.

     In selecting a broker to execute portfolio transactions, Kelly's objective is to obtain the best execution, while at the same time obtaining research used to service its clients. The selection of a broker takes into account the quality of brokerage services, including such factors as execution capability, financial stability and clearance and settlement capability. Research furnished by brokers may be used in serving any or all of Kelly's clients, including clients which have not paid commissions to the broker providing the research. Kelly evaluates the reasonableness of brokerage commissions on an on-going basis in light of the general level of commissions being paid from time to time and the value of research services received. In order to obtain lower commission rates for clients, Kelly engages from time to time in block trades, i.e., grouping orders with a single broker. Accounts involved in such transactions receive the average executed price, except that brokers may charge smaller accounts a minimum commission resulting in smaller accounts paying slightly more in commissions per share than larger accounts.

     In selecting brokers to effect portfolio transactions, Todd Investment uses its best efforts to obtain for its clients the most favorable price and execution available except to the extent that it determines that clients should pay a higher brokerage commission for brokerage and research services. In evaluating the overall reasonableness of brokerage commissions paid, Todd Investment reviews the type and quality of the execution services rendered and the quantity and nature of the portfolio transactions effected and compares generally the commissions paid to brokers with the commissions believed to be charged by other brokers for effecting similar transactions as well as with commissions generally charged by brokers prior to the introduction of negotiated commission rates. In addition, it takes into account the quality and usefulness of the brokerage and research services, if any, that may be furnished by such brokers. Research services provided by brokers may be used by Todd Investment in advising all of its clients and not all such services may be used by the clients which paid the commissions. Conversely, however, a client of Todd Investment may benefit from research services provided by brokers whose commissions are paid by other clients. As a result, Todd Investment may cause clients to pay a broker which provides brokerage and research services to Todd Investment a higher brokerage commission than would have been charged by another broker which was not providing such services.

     Research services provided by brokers may include research reports on companies, industries and securities; economic and financial data, including reports on macro-economic trends and monetary and fiscal policy; financial publications; computer data bases; quotation equipment and services; and research-oriented computer hardware, software and services.

     For the years 1995, 1996 and 1997, the Fund's predecessor, Variable Annuity Fund A, paid brokerage commissions of $137,100, $87,100 and $90,500. The higher commissions in 1995 were largely because of the increased trading in the fourth quarter after the Sub-Advisers started managing Variable Annuity Fund A's portfolio. As a percentage of net assets, commissions were .18% in 1995, .09% in 1996 and .07% in 1997.

     The rate of portfolio turnover is not a limiting factor when changes are deemed appropriate. Under normal circumstances the annual portfolio turnover will not exceed 80% although, in any particular year, conditions could result in portfolio activity at a greater rate than anticipated. A turnover ratio is the lesser of the cost of securities purchased or the consideration of securities sold divided by the monthly average value of securities held during a year. A higher turnover rate than anticipated does not, in and of itself, indicate a variation of investment policy. During periods of increased market volatility, or after a prolonged advance in the equity market, a turnover rate of more than 100% may be incurred in order to shift assets from securities that are more fully valued to securities that are perceived to be undervalued. A high portfolio turnover rate may involve correspondingly greater broker commissions and other transaction costs which will be borne by the Fund. The Fund will not engage in transactions contributing to a high portfolio turnover rate unless the Sub-Advisers believe their added benefit exceeds their added cost. The Fund does not expect that the assets of the Fund will be subject to Federal income tax. Therefore, any change in portfolio activity is not expected to have any adverse tax consequences at this time. See "Federal Tax Matters."

     The annual portfolio turnover rate for Variable Annuity Fund A, predecessor to the Fund, during the years 1995, 1996 and 1997 was 66.1%, 36.9% and 26.6%, respectively.

                                 CAPITAL STOCK

     Each issued and outstanding share of the Fund is entitled to participate equally in dividends and distributions declared for the Fund's stock and, upon liquidation or dissolution, in the Fund's net assets remaining after satisfaction of outstanding liabilities. The outstanding shares of the Fund are fully paid and non-assessable and have no preemptive or conversion rights.

     As the successor to Variable Annuity Fund A, the Fund received the assets of Variable Annuity Fund A in exchange for shares of the Fund.

     Under normal circumstances, subject to the reservation of rights explained below, the Fund will redeem shares in cash within seven days. However, the right of a shareholder to redeem shares and the date of payment by the Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders.

     Under Maryland law, the Fund is not required to hold annual shareholder meetings and does not intend to do so.

                              FEDERAL TAX MATTERS

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus captioned "Dividends, Distributions and Taxes."

     The Fund intends to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify for that treatment, the Fund must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income, consisting of net investment income, net short-term capital gain and net gains from certain foreign currency transactions.

SOURCES OF GROSS INCOME

     To qualify for treatment as a regulated investment company, the Fund must also, among other things, derive its income from certain sources. Specifically, in each taxable year, the Fund must generally derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to its business of investing in securities, or foreign currencies.

DIVERSIFICATION OF ASSETS

     To qualify for treatment as a regulated investment company, the Fund must also satisfy certain requirements with respect to the diversification of its assets. The Fund must have, at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets represented by cash, cash items, United States Government securities, securities of other regulated investment companies, and other securities which, in respect of any one issuer, do not exceed 5% of the value of the Fund's total assets and that do not represent more than 10% of the outstanding voting securities of the issuer. In addition, not more than 25% of the value of the Fund's total assets may be invested in securities (other than United States Government securities or the securities of other regulated investment companies) of any one issuer, or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses. The Fund's investments in U.S. Government securities are not subject to these limitations. The foregoing diversification requirements are in addition to those imposed by the 1940 Act.

     Because the Fund is established as an investment medium for variable annuity contracts, Section 817(h) of the Code imposes additional diversification requirements on the Fund. These requirements which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of the

Fund's assets that may be represented by any single investment. In general, no more than 55% of the value of the assets of the Fund may be represented by any one investment; no more than 70% by any two investments; no more than 80% by any three investments; and no more than 90% by any four investments. For these purposes, all securities of the same issuer are treated as a single investment and each United States government agency or instrumentality is treated as a separate issuer.

ADDITIONAL TAX CONSIDERATIONS

     The Fund will not be subject to the 4% federal excise tax imposed on amounts not distributed to shareholders on a timely basis because the Fund intends to make sufficient distributions to avoid such excise tax. If the Fund fails to qualify as a regulated investment company, owners of Contracts based on the Fund might be taxed currently on the investment earnings under their Contracts and thereby lose the benefit of tax deferral, and the Fund might incur additional taxes. In addition, if the Fund failed to qualify as a regulated investment company, or if the Fund failed to comply with the diversification requirements of Section 817(h) of the Code, owners of Contracts based on the Fund would be taxed on the investment earnings under their Contracts and thereby lose the benefit of tax deferral.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect. It is not intended to be a complete explanation or a substitute for consultation with individual tax advisers. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and Regulations are subject to change.

                        CALCULATION OF PERFORMANCE DATA

     The following information supplements and should be read in conjunction with the section in the Fund's Prospectus captioned "Performance Information."

     The Fund may from time to time quote or otherwise use average annual total return information for the Fund in advertisements, shareholder reports or sales literature. The Fund's total return for the twelve months ended June 30, 1998 and average annual total returns over the five and ten year periods ended June 30, 1998 were 28.52%, 21.50% and 17.57%, respectively. Average annual total return quotations are computed by finding the average annual compounded rates of return over one, five and ten year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

     P(1+T)(n) = ERV

     Where:

         P     =  a hypothetical initial investment of $1,000

         T     =  average annual total return

         n     =  number of years

         ERV   =  ending redeemable value of a hypothetical $1,000 investment made at the beginning of the one, five or ten-year period.

     From time to time, the Fund may disclose cumulative total returns in conjunction with the standardized returns described above. The Fund's cumulative total returns for the one, five and ten year time periods ended June 30, 1998 were 28.52%, 164.83% and 404.82%, respectively. Total return is calculated by subtracting the initial investment from the value at the end of the period, and dividing the result by the initial investment.

     Any performance data quoted for the Fund will represent historical performance, and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.

     As the successor to Variable Annuity Fund A, the Fund treats the historical performance data of Variable Annuity Fund A as its own for periods prior to the Reorganization. In computing returns for periods prior to the Reorganization, the Fund deducts only the type of charge currently imposed by the Fund (i.e., the management and investment advisory fee). The Fund's performance data, both before and after the Reorganization, do not reflect any sales, insurance or other charges imposed under the annuity contracts supported by the Fund.

                 CUSTODIAN, INDEPENDENT ACCOUNTANTS AND COUNSEL

     All of the assets of the Fund are held under a custodial safekeeping agreement by InvesTrust, N.A., 6301 N. Western, Suite 210, Oklahoma City, Oklahoma 73118. Under its agreement with the Fund, InvesTrust, N.A., which is an indirect subsidiary of American Fidelity Corporation, holds the Fund's portfolio securities and keeps all necessary accounts and records.

     This Statement of Additional Information contains financial statements for the Fund's predecessor, Variable Annuity Fund A. KPMG LLP, Oklahoma City, Oklahoma served as Variable Annuity Fund A's independent certified public accountants and is expected to continue in that capacity for the Fund.

     McAfee & Taft A Professional Corporation, Two Leadership Square, Tenth Floor, Oklahoma City, Oklahoma 73102 has rendered its opinion as to certain legal matters regarding the shares being sold pursuant to the Fund's Prospectus.

                              FINANCIAL STATEMENTS

     The following financial statements appear hereafter:

        AMERICAN FIDELITY VARIABLE ANNUITY FUND A

           Independent Auditors' Report
           Statements of Assets and Liabilities as of December 31, 1997 and 1996 Statements of Operations for the Years Ended December 31, 1997 and 1996
           Statements of Changes in Net Assets for the Years Ended December 31,
             1997 and 1996
           Schedule of Portfolio Investments as of December 31, 1997
           Financial Highlights for the Five Years Ended December 31, 1997
           Notes to Financial Statements

           Statements of Assets and Liabilities as of June 30, 1998 (unaudited)
             and December 31, 1997
           Statements of Operations for the Six Months Ended
             June 30, 1998 and 1997 (unaudited)
           Schedule of Portfolio Investments as of June 30, 1998 (unaudited) Financial Highlights for the Six Months Ended June 30, 1998 (unaudited)
             and the Five Years Ended December 31, 1997
           Notes to Financial Statements (unaudited)

                          INDEPENDENT AUDITORS' REPORT

Board of Managers and Contract Owners
American Fidelity Variable Annuity Fund A:

     We have audited the accompanying statements of assets and liabilities of American Fidelity Variable Annuity Fund A (the Fund) as of December 31, 1997 and 1996, and the related statements of operations and changes in net assets for the years then ended, the financial highlights for each of the years in the five-year period ended December 31, 1997, and the Schedule of Portfolio Investments as of December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 and 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Fidelity Variable Annuity Fund A as of December 31, 1997 and 1996, the results of its operations and changes in its net assets for the years then ended, and the financial highlights for each of the years in the five-year period ended December 31, 1997, in conformity with generally accepted accounting principles.

                                            KPMG LLP

Oklahoma City, Oklahoma
January 16, 1998

                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A

                      STATEMENTS OF ASSETS AND LIABILITIES
                           DECEMBER 31, 1997 AND 1996

                                     ASSETS

                                                                  1997           1996
                                                              ------------    -----------
Investments, at market value (cost $85,275,367 and
  $66,094,445 in 1997 and 1996, respectively)...............  $136,542,104    $98,234,687
Cash........................................................       327,520        469,711
Accrued interest and dividends..............................       220,927        191,430
                                                              ------------    -----------
          Total assets......................................   137,090,551     98,895,828
                                                              ============    ===========

                                       LIABILITIES

Payable to broker...........................................            --         66,429
                                                              ------------    -----------
          Total liabilities.................................            --         66,429
                                                              ------------    -----------
Net assets..................................................  $137,090,551    $98,829,399
                                                              ============    ===========
Accumulation units outstanding..............................     7,043,575      6,443,056
                                                              ============    ===========
Net asset value per unit....................................  $    19.4632    $   15.3389
                                                              ============    ===========

                See accompanying notes to financial statements.

                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A

                            STATEMENTS OF OPERATIONS
                     YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                 1997          1996
                                                              -----------   -----------
Investment income:
  Income:
     Dividends..............................................  $ 1,954,633   $ 1,538,540
     Interest...............................................      271,265       201,294
                                                              -----------   -----------
                                                                2,225,898     1,739,834
                                                              -----------   -----------
  Expenses:
     Mortality and expense guaranty fees (note 3)...........    1,148,308       809,048
     Investment management fees (note 3)....................      598,077       353,001
                                                              -----------   -----------
                                                                1,746,385     1,162,049
                                                              -----------   -----------
          Net investment income.............................      479,513       577,785
                                                              -----------   -----------
Realized gains on investments:
  Proceeds from sales.......................................   31,160,087    31,697,825
  Cost of securities sold...................................   23,009,137    27,483,951
                                                              -----------   -----------
          Net realized gains................................    8,150,950     4,213,874
                                                              -----------   -----------
Unrealized appreciation on investments:
  End of year...............................................   51,266,737    32,140,242
  Beginning of year.........................................   32,140,242    17,459,492
                                                              -----------   -----------
          Increase in unrealized appreciation...............   19,126,495    14,680,750
                                                              -----------   -----------
          Net increase in net assets resulting from
            operations......................................  $27,756,958   $19,472,409
                                                              ===========   ===========

                See accompanying notes to financial statements.

                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A

                      STATEMENTS OF CHANGES IN NET ASSETS
                     YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                  1997          1996
                                                              ------------   -----------
Increase in net assets from operations:
  Net investment income.....................................  $    479,513   $   577,785
  Net realized gains on investments.........................     8,150,950     4,213,874
  Increase in unrealized appreciation on investments........    19,126,495    14,680,750
                                                              ------------   -----------
          Net increase in net assets resulting from
             operations.....................................    27,756,958    19,472,409
                                                              ------------   -----------
Changes from principal transactions:
  Net purchase payments received (note 3)...................    21,031,010    15,914,163
  Withdrawal of funds.......................................   (10,526,816)   (9,709,707)
                                                              ------------   -----------
          Increase in net assets derived from principal
             transactions...................................    10,504,194     6,204,456
                                                              ------------   -----------
          Increase in net assets............................    38,261,152    25,676,865
Net assets:
  Beginning of year.........................................    98,829,399    73,152,534
                                                              ------------   -----------
  End of year...............................................  $137,090,551   $98,829,399
                                                              ============   ===========
Accumulation units:
  Outstanding, beginning of year............................     6,443,056     5,996,795
     Increase for payments received.........................     1,190,147     1,159,575
     Decrease for withdrawal of funds.......................      (589,628)     (713,314)
                                                              ------------   -----------
  Outstanding, end of year..................................     7,043,575     6,443,056
                                                              ============   ===========

                See accompanying notes to financial statements.

                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                               DECEMBER 31, 1997

                                                                             MARKET VALUE
                                                                       -------------------------
                                                          SHARES OR                   PERCENTAGE
                                                          PRINCIPAL                     OF NET
                                                            AMOUNT        AMOUNT        ASSETS
                                                          ----------   ------------   ----------
Common stocks:
  Chemicals and Allied Products:
     Avery-Dennison Corporation.........................      84,400   $  3,776,900
     Pfizer, Inc........................................      43,800      3,265,816
     Johnson & Johnson..................................      44,000      2,898,500
     Novartis AG-ADR**..................................      23,000      1,863,000
     Procter & Gamble Company...........................      22,600      1,803,751
     Merck & Company, Inc...............................      11,700      1,243,125
     American Home Products Corporation.................      16,000      1,224,000
     Abbott Laboratories................................      16,800      1,101,442
     Eli Lilly and Company..............................      12,800        891,200
     DuPont.............................................      14,400        864,893
                                                                       ------------
                                                                         18,932,627      13.81%
                                                                       ------------
  Business Services:
     Interpublic Group of Companies.....................      66,450      3,310,007
     Cisco Systems, Inc.*...............................      59,250      3,303,188
     Automatic Data Processing..........................      34,000      2,086,750
     Computer Associates................................      25,800      1,364,175
     Reuters Holdings PLC ADR**.........................      13,000        861,250
     Microsoft Corporation*.............................       5,500        710,875
                                                                       ------------
                                                                         11,636,245       8.49%
                                                                       ------------
  Depository Institutions:
     Citicorp...........................................      16,500      2,086,210
     MBNA...............................................      67,500      1,843,560
     BankAmerica Corporation............................      20,000      1,460,000
     CoreStates Financial Corporation...................      18,200      1,457,128
     Nationsbank Corporation............................      19,400      1,179,753
     J.P. Morgan & Company..............................      10,000      1,128,750
     Wachovia Corporation...............................      13,500      1,095,188
     Regions Financial Corporation......................      17,600        742,491
                                                                       ------------
                                                                         10,993,080       8.02%
                                                                       ------------
  Insurance Carriers:
     American International Group.......................      39,150      4,257,562
     AFLAC, Inc.........................................      59,775      3,055,997
     Allstate Corporation...............................      21,000      1,908,375
                                                                       ------------
                                                                          9,221,934       6.73%
                                                                       ------------

                See accompanying notes to financial statements.

                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A

                                                                             MARKET VALUE
                                                                       -------------------------
                                                          SHARES OR                   PERCENTAGE
                                                          PRINCIPAL                     OF NET
                                                            AMOUNT        AMOUNT        ASSETS
                                                          ----------   ------------   ----------
  Petroleum and Coal Products:
     Royal Dutch Petroleum..............................      61,200      3,316,244
     Texaco, Inc........................................      55,200      3,001,500
     Exxon Corporation..................................      36,000      2,202,732
                                                                       ------------
                                                                          8,520,476       6.22%
                                                                       ------------
  Electronic and Other Electric Equipment:
     General Electric Company...........................      72,500   $  5,319,687
     Intel Corporation..................................      41,600      2,922,400
                                                                       ------------
                                                                          8,242,087       6.01%
                                                                       ------------
  Food and Kindred Products:
     The Coca-Cola Company..............................      49,200      3,277,950
     Sara Lee Corporation...............................      44,000      2,477,728
     Ralston Purina.....................................      23,900      2,221,194
                                                                       ------------
                                                                          7,976,872       5.82%
                                                                       ------------
  Holding and Other Investment Offices:
     Wells Fargo & Company..............................       7,100      2,410,003
     First Industrial Realty Trust......................      28,000      1,011,500
     Mack-Cali Realty Corporation.......................      20,400        836,400
     Meditrust..........................................      18,744        686,499
     Felcor Suite Hotels, Inc...........................      17,300        614,150
     Federal Realty Investment Trust....................      22,300        574,225
                                                                       ------------
                                                                          6,132,777       4.47%
                                                                       ------------
  Industrial Machinery and Equipment:
     Hewlett-Packard Company............................      36,600      2,287,500
     International Business Machines Corporation........      14,000      1,463,868
     Baker Hughes, Inc..................................      32,200      1,404,725
     United Technologies................................      10,000        728,120
                                                                       ------------
                                                                          5,884,213       4.29%
                                                                       ------------
  Communications:
     Bell Atlantic Corporation..........................      16,896      1,537,536
     SBC Communications, Inc............................      18,800      1,377,100
     Ameritech..........................................      16,700      1,344,350
     Bellsouth Corporation..............................      15,000        844,680
                                                                       ------------
                                                                          5,103,666       3.72%
                                                                       ------------
  Electric, Gas and Sanitary Services:
     GTE................................................      34,800      1,818,300
     Teco Energy, Inc...................................      37,500      1,054,688
     Duke Energy Company................................      16,000        886,000
     Texas Utilities....................................      19,500        810,459
                                                                       ------------
                                                                          4,569,447       3.33%
                                                                       ------------

                See accompanying notes to financial statements.

                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A

                                                                             MARKET VALUE
                                                                       -------------------------
                                                          SHARES OR                   PERCENTAGE
                                                          PRINCIPAL                     OF NET
                                                            AMOUNT        AMOUNT        ASSETS
                                                          ----------   ------------   ----------
  Oil & Gas Extraction:
     Diamond Offshore*..................................      47,400      2,281,125
     Schlumbereger, LTD.................................      26,000      2,093,000
                                                                       ------------
                                                                          4,374,125       3.19%
                                                                       ------------
  Food Stores:
     Safeway, Inc.*.....................................      68,600      4,338,950
                                                                       ------------
                                                                          4,338,950       3.16%
                                                                       ------------
  Personal Services:
     Loewen Group, Inc.**...............................      71,000   $  1,832,652
     H & R Block........................................      34,300      1,537,052
                                                                       ------------
                                                                          3,369,704       2.46%
                                                                       ------------
  Railroad Transportation:
     Burlington Northern/Santa Fe.......................      31,000      2,881,047
                                                                       ------------
                                                                          2,881,047       2.10%
                                                                       ------------
  Miscellaneous Retail:
     Costco, Inc.*......................................      57,700      2,574,862
                                                                       ------------
                                                                          2,574,862       1.88%
                                                                       ------------
  Transportation Equipment:
     Allied Signal, Inc.................................      30,000      1,168,110
     Chrysler Corporation...............................      24,000        844,488
                                                                       ------------
                                                                          2,012,598       1.47%
                                                                       ------------
  Non-Depository Institutions:
     Federal National Mortgage Association..............      34,400      1,962,933
                                                                       ------------
                                                                          1,962,933       1.43%
                                                                       ------------
  Motion Pictures:
     Disney (Walt) Company..............................      19,200      1,901,990
                                                                       ------------
                                                                          1,901,990       1.39%
                                                                       ------------
  Radio, TV and Computer Stores:
     Circuit City Stores................................      53,000      1,884,786
                                                                       ------------
                                                                          1,884,786       1.37%
                                                                       ------------
  Miscellaneous Manufacturing Industries:
     Tiffany & Company..................................      47,200      1,702,126
                                                                       ------------
                                                                          1,702,126       1.24%
                                                                       ------------
  Hotels and Other Lodging Places:
     Mirage Resorts, Inc.*..............................      61,800      1,405,950
                                                                       ------------
                                                                          1,405,950       1.03%
                                                                       ------------

                See accompanying notes to financial statements.

                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A

                                                                             MARKET VALUE
                                                                       -------------------------
                                                          SHARES OR                   PERCENTAGE
                                                          PRINCIPAL                     OF NET
                                                            AMOUNT        AMOUNT        ASSETS
                                                          ----------   ------------   ----------
  Fabricated Metal Products:
     The Gillette Company...............................      13,800      1,386,031
                                                                       ------------
                                                                          1,386,031       1.01%
                                                                       ------------
  Primary Metal Industries:
     Englehard Corporation..............................      58,000      1,007,750
                                                                       ------------
                                                                          1,007,750       0.73%
                                                                       ------------
  Health Services:
     Phycor, Inc........................................      19,000        513,000
     MedPartners, Inc.*.................................      21,000        469,875
                                                                       ------------
                                                                            982,875       0.72%
                                                                       ------------
  Eating and Drinking Places:
     McDonald's Corporation.............................      16,000   $    764,000
                                                                       ------------
                                                                            764,000       0.56%
                                                                       ------------
  General Merchandise:
     Wal-Mart Corporation...............................      16,200        638,879
                                                                       ------------
                                                                            638,879       0.47%
                                                                       ------------
  Building Materials and Gardening Supplies:
     Home Depot, Inc....................................      10,500        618,188
                                                                       ------------
                                                                            618,188       0.45%
                                                                       ------------
  Paper & Allied Products:
     Kimberly Clark Corporation.........................       3,300        162,730
                                                                       ------------
                                                                            162,730       0.12%
                                                                       ------------     ------
          Total common stocks (cost $79,916,211)........                131,182,948      95.69%
                                                                       ------------     ------
Short-term investments:
  Associates Corporation of North America Master Note
     Fltg (5.57% at December 31, 1997)..................  $4,395,744      4,395,744
  U.S. Treasury Bill (5.2% maturing December 10,
     1998)..............................................  $  500,000        475,083
  U.S. Treasury Bill (5.2% maturing June 11, 1998)......  $  500,000        488,329
                                                                       ------------
          Total short-term investments..................                  5,359,156       3.91%
                                                                       ------------     ------
          Total investments (cost $85,275,367)..........                136,542,104      99.60%
          Other assets and liabilities, net.............                    548,447       0.40%
                                                                       ------------     ------
          Total net assets..............................               $137,090,551     100.00%
                                                                       ============     ======

---------------

 * Presently not producing dividend income

** Foreign investments

                See accompanying notes to financial statements.

                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A

                              FINANCIAL HIGHLIGHTS

                                          PER ACCUMULATION UNIT INCOME AND CAPITAL CHANGES
                                   --------------------------------------------------------------
                                                      YEARS ENDED DECEMBER 31,
                                   --------------------------------------------------------------
                                      1997         1996         1995         1994         1993
                                   ----------   ----------   ----------   ----------   ----------
Investment income and expenses:
  Investment income..............  $    .3284   $    .2817   $    .2163   $    .2105   $    .2113
  Operating expenses.............       .2576        .1882        .1364        .1193        .1180
                                   ----------   ----------   ----------   ----------   ----------
          Net investment
            income...............       .0708        .0935        .0799        .0912        .0933
Capital changes:
  Net realized and unrealized
     gains (losses) from
     securities..................      4.0535       3.0468       3.0251       (.7066)       .5074
                                   ----------   ----------   ----------   ----------   ----------
  Net increase (decrease) in
     accumulation unit value.....      4.1243       3.1403       3.1050       (.6154)       .6007
  Accumulation unit value,
     beginning of period.........     15.3389      12.1986       9.0936       9.7090       9.1083
                                   ----------   ----------   ----------   ----------   ----------
          Accumulation unit
            value, end of
            period...............  $  19.4632   $  15.3389   $  12.1986   $   9.0936   $   9.7090
                                   ==========   ==========   ==========   ==========   ==========
Number of accumulation units
  outstanding, end of period.....   7,043,575    6,443,056    5,996,795    5,615,645    5,113,999
                                   ==========   ==========   ==========   ==========   ==========
Ratios:
  Ratio of expenses to average
     net assets..................      1.4603%      1.3777%      1.2880%      1.2826%      1.2783%
  Ratio of net investment income
     to average net assets.......       .4042%       .6850%       .7542%       .9797%      1.0110%
  Portfolio turnover rate........        26.6%        36.9%        66.1%        43.5%        51.2%
  Average commission rate paid...  $    .0619   $    .0636   $    .0551

                See accompanying notes to financial statements.

                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A

                         NOTES TO FINANCIAL STATEMENTS
                           DECEMBER 31, 1997 AND 1996

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  General

     American Fidelity Variable Annuity Fund A (the Fund) is a separate account of American Fidelity Assurance Company (AFA). The Fund is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The purpose of the Fund is to provide a means of investing for supplemental retirement income. Shares are only available in connection with variable annuity policies issued by AFA.

     The Fund's investment objectives are primarily long-term growth of capital and secondarily the production of income. In order to achieve these investment objectives, the Fund normally invests in a diversified portfolio consisting primarily of common stocks.

  Investments

     Investments in corporate stocks are valued by Merrill Lynch Pricing Service. Securities for which published quotations are not available are valued at the quotation obtained from the Fund's primary broker. Short-term investments are valued on the basis of amortized cost, which approximates market, and include all investments with maturities less than one year.

     The Fund's portfolio of investments is diversified such that not more than five percent (5%) of the value of the total assets of the Fund are invested in any one issuer and not more than twenty-five percent (25%) are invested in any one industry or group of industries. Management does not believe the Fund has any significant concentrations of credit risk.

     Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are determined on the specific-identification basis.

     Dividend income is recorded on the ex-dividend date, and interest income is recorded on the daily accrual basis. For certain securities in which the exact dividend is unknown on the ex-dividend date, such as stock in foreign companies, an estimate of the dividend is recorded on the ex-dividend date, and any necessary adjustments are added to the Fund's investment income on the date the dividend is received by the Fund. Any taxes withheld by foreign governments or any foreign exchange expenses (gains or losses) incurred by investment in such securities are paid by the Fund. The Fund does not expect these costs to be significant.

  Income Taxes

     The Fund is not taxed separately because the operations of the Fund are part of the total operations of AFA. AFA files its federal income tax returns under sections of the Internal Revenue Code applicable to life insurance companies. The Fund's net increase in net assets from operations is not expected to result in taxable income under present regulations. The Fund will not be taxed as a "Regulated Investment Company" under Subchapter "M" of the Internal Revenue Code.

  Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A

(2) INVESTMENTS

     The aggregate dollar amount of investment purchases (exclusive of short-term investments) was $39,825,220 and $34,924,178 for the years ended December 31, 1997 and 1996, respectively. At December 31, 1997, net unrealized appreciation on investments of $51,266,737, was composed of gross appreciation of $52,797,920 and gross depreciation of $1,531,183.

(3) VARIABLE ANNUITY CONTRACTS

     Net purchase payments received represent gross payments less deductions of $803,592 and $578,837 for the years ended December 31, 1997 and 1996, respectively. The deductions are comprised of sales and administrative expenses, minimum death benefits, administrative charges, and certificate issuance fees. These deductions were paid to AFA.

     AFA acts as the Fund's investment manager and assumes certain mortality and expense risks under the variable annuity contracts. Investment management fees are equal to .0013698% of the Fund's daily net assets (.5% per annum). Mortality and expense guaranty fees are equal to .0026308% of the Fund's daily net assets (.96025% per annum). Such fees were paid to AFA.

     During the accumulation period, contract owners may partially or totally withdraw from the Fund by surrendering a portion or all of their accumulation units. The Internal Revenue Code may limit certain withdrawals based upon age, disability, and other factors. When contract owners withdraw, they receive the current value of their accumulation units.

(4) ANNUITY RESERVES

     Annuity reserves are computed for currently payable contracts according to the Progressive Annuity Mortality Table. The assumed interest rate is 3.5 percent unless the annuitant elects otherwise, in which case the rate may vary from zero to 5 percent, as regulated by the laws of the respective states. Charges to annuity reserves for mortality and expense risks experience are reimbursed to AFA if the reserves required are less than originally estimated. If additional reserves are required, AFA reimburses the Fund. At December 31, 1997 and 1996, there were no contract owners who had elected the variable annuity method of payout. Accordingly, the Fund held no annuity reserves at December 31, 1997 and 1996.

(5) SUBSEQUENT EVENT

     In 1998, AFA and the Fund intend to implement a reorganization plan whereby the Fund will become a unit investment trust and exchange its assets solely for shares of a new management investment company formed by AFA. The reorganization is subject to approval by contract owners of the Fund and to regulatory approvals.

                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A

                      STATEMENTS OF ASSETS AND LIABILITIES
                      JUNE 30, 1998 AND DECEMBER 31, 1997

                                     ASSETS

                                                              JUNE 30, 1998   DECEMBER 31, 1997
                                                              -------------   -----------------
                                                               (UNAUDITED)
Cash........................................................  $    436,290      $    327,520
Investments, at market value (Cost $99,940,636 and
  $85,275,367 at June 30, 1998 and December 31, 1997,
  respectively).............................................   168,710,314       136,542,104
Accrued interest and dividends..............................       167,157           220,927
Accounts Receivable for Securities Sold.....................             0                 0
                                                              ------------      ------------
          Total Assets......................................   169,313,761       137,090,551
                                                              ============      ============

                                          LIABILITIES

Accounts Payable for Securities Purchased...................     1,527,718                 0
Accounts Payable............................................             0                 0
                                                              ------------      ------------
Net Assets..................................................  $167,786,043      $137,090,551
                                                              ============      ============
Accumulation Units Outstanding..............................     7,393,375         7,043,575
                                                              ============      ============
Net Asset Value Per Unit....................................  $    22.6941      $    19.4632

                See accompanying notes to financial statements.

                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A

                            STATEMENTS OF OPERATIONS
              SIX MONTHS ENDED JUNE 30, 1998 AND 1997 (UNAUDITED)

                                                                 1998          1997
                                                              -----------   -----------
Investment Income:
  Income:
     Dividends..............................................  $ 1,041,793   $   971,185
     Interest...............................................      125,870       123,773
                                                              -----------   -----------
                                                                1,167,663     1,094,958
                                                              -----------   -----------
Expenses:
  Mortality and expense guaranty fees (note 3)..............      730,347       516,526
  Investment management fee (note 3)........................      380,389       269,024
                                                              -----------   -----------
                                                                1,110,736       785,550
                                                              -----------   -----------
          Net Investment Income.............................       56,927       309,408
                                                              -----------   -----------
Realized gains on investments:
  Proceeds from sales.......................................   25,138,032    14,337,480
  Costs of securities sold..................................   19,491,914    10,485,430
                                                              -----------   -----------
          Net realized gains................................    5,646,118     3,852,050
                                                              -----------   -----------
Unrealized appreciation on investments:
  End of year...............................................   68,769,678    44,749,689
  Beginning of year.........................................   51,266,737    32,140,242
                                                              -----------   -----------
          Increase in unrealized appreciation...............   17,502,941    12,609,447
                                                              -----------   -----------
          Net increase in net assets resulting from
            operations......................................  $23,205,986   $16,770,905
                                                              ===========   ===========

                See accompanying notes to financial statements.

                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A

                      STATEMENTS OF CHANGES IN NET ASSETS
              SIX MONTHS ENDED JUNE 30, 1998 AND 1997 (UNAUDITED)

                                                                  1998           1997
                                                              ------------   ------------
Increase in net assets from operations:
  Net investment income.....................................  $     56,927   $    309,408
  Net realized gain on investments..........................     5,646,118      3,852,050
  Increase in unrealized appreciation of investments........    17,502,941     12,609,447
                                                              ------------   ------------
          Net increase in net assets resulting from
            operations......................................    23,205,986     16,770,905
                                                              ------------   ------------
Changes from principal transactions:
  Net purchase payments received (note 3)...................    13,776,632      9,609,924
  Withdrawal of funds.......................................    (6,287,125)    (4,052,418)
                                                              ------------   ------------
          Increase in net assets derived from principal
            transactions....................................     7,489,507      5,557,506
                                                              ------------   ------------
          Increase in net assets............................    30,695,493     22,328,411
Net Assets:
  Beginning of year.........................................   137,090,551     98,829,399
                                                              ------------   ------------
  End of year...............................................  $167,786,044   $121,157,810
                                                              ============   ============
Accumulation units:
  Outstanding, beginning of year............................     7,043,575      6,443,056
     Increase for payments received.........................       646,189        585,521
     Decrease for withdrawal of funds.......................      (296,389)      (246,432)
                                                              ------------   ------------
  Outstanding, end of year..................................     7,393,375      6,782,145
                                                              ============   ============

                See accompanying notes to financial statements.

                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A

                       SCHEDULE OF PORTFOLIO INVESTMENTS
                           JUNE 30, 1998 (UNAUDITED)

                                                                             MARKET VALUE
                                                                       -------------------------
                                                           SHARES OR                  PERCENTAGE
                                                           PRINCIPAL                    OF NET
                                                            AMOUNT        AMOUNT        ASSETS
                                                           ---------   ------------   ----------
COMMON STOCKS:
  CHEMICALS & ALLIED PRODUCTS
     Pfizer, Inc.........................................     43,800   $  4,760,491
     Avery-Dennison Corporation..........................     84,400      4,536,500
     Johnson & Johnson...................................     44,000      3,245,000
     Procter & Gamble Company............................     22,600      2,058,001
     Novartis AG-ADR**...................................     24,700      2,047,012
     Bristol-Meyers Squibb Company.......................     14,200      1,632,105
     Merck & Company, Inc................................     11,700      1,564,875
     Abbott Laboratories.................................     33,600      1,373,400
     Dupont..............................................     14,400      1,074,600
     Eli Lilly and Company...............................     12,800        845,594
                                                                       ------------
                                                                         23,137,578      13.79%
  ELECTRONIC & OTHER ELECTRIC EQUIPMENT
     General Electric Company............................     72,500      6,597,500
     Lucent Technologies.................................     39,400      3,277,568
     Intel Corporation...................................     43,600      3,231,850
     Philips Electronics NV..............................     30,000      2,550,000
                                                                       ------------
                                                                         15,656,918       9.33%
  BUSINESS SERVICES
     Cisco Systems, Inc.*................................     59,250      5,454,674
     Microsoft Corporation*..............................     38,400      4,161,600
     Automatic Data Processing...........................     34,000      2,477,750
     Interpublic Group of Companies......................     25,500      1,547,518
     Computer Associates.................................     25,800      1,433,500
                                                                       ------------
                                                                         15,075,042       8.98%
  DEPOSITORY INSTITUTIONS
     MBNA................................................     67,500      2,227,500
     Chase Manhattan Bank................................     27,600      2,083,800
     Bank America Corporation............................     20,000      1,728,740
     First Union Corporation.............................     29,484      1,717,443
     Wachovia Corporation................................     20,000      1,690,000
     Nationsbank Corporation.............................     19,400      1,484,100
     J. P. Morgan & Company..............................     10,000      1,171,250
     Regions Financial Corporation.......................     17,600        722,691
                                                                       ------------
                                                                         12,825,524       7.64%

                See accompanying notes to financial statements.

                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A

                                                                             MARKET VALUE
                                                                       -------------------------
                                                           SHARES OR                  PERCENTAGE
                                                           PRINCIPAL                    OF NET
                                                            AMOUNT        AMOUNT        ASSETS
                                                           ---------   ------------   ----------
  PETROLEUM & COAL PRODUCTS
     Royal Dutch Petroleum...............................     61,200      3,354,494
     Texaco, Inc.........................................     55,200      3,294,722
     Exxon Corporation...................................     36,000      2,567,232
     Chevron Corporation.................................     25,000      2,076,550
                                                                       ------------
                                                                         11,292,998       6.73%
  INSURANCE CARRIERS
     American International Group........................     39,150   $  5,715,900
     AFLAC, Inc..........................................     70,200      2,127,902
     Allstate Corporation................................     21,000      1,922,802
                                                                       ------------
                                                                          9,766,604       5.82%
  ELECTRIC, GAS & SANITARY SERVICES
     Williams Companies, Inc.............................     62,900      2,122,875
     GTE.................................................     34,800      1,935,750
     Teco Energy, Inc....................................     55,500      1,488,066
     Texas Utilities.....................................     34,500      1,436,063
     Duke Energy Company.................................     16,000        948,000
                                                                       ------------
                                                                          7,930,754       4.73%
  INDUSTRIAL MACHINERY & EQUIPMENT
     United Technologies.................................     30,500      2,821,250
     Applied Materials*..................................     62,000      1,829,000
     International Business Machines Corporation.........     14,000      1,607,368
     Hewlett-Packard Company.............................     16,400        981,950
                                                                       ------------
                                                                          7,239,568       4.31%
  HOLDING & OTHER INVESTMENT OFFICES
     Wells Fargo & Company...............................      7,100      2,619,900
     First Industrial Realty Trust.......................     28,000        890,736
     Mack-Cali Realty Corporation........................     25,400        873,125
     Felcor Suite Hotels, Inc............................     23,300        731,038
     Simon Debartolo Group, Inc..........................     20,000        650,000
     Meditrust...........................................     18,744        523,651
                                                                       ------------
                                                                          6,288,450       3.75%
  FOOD & KINDRED PRODUCTS
     The Coca-Cola Company...............................     49,200      4,206,600
     Sara Lee Corporation................................     36,500      2,041,701
                                                                       ------------
                                                                          6,248,301       3.72%
  FOOD STORES
     Safeway, Inc.*......................................    137,200      5,582,256       3.33%

                See accompanying notes to financial statements.

                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A

                                                                             MARKET VALUE
                                                                       -------------------------
                                                           SHARES OR                  PERCENTAGE
                                                           PRINCIPAL                    OF NET
                                                            AMOUNT        AMOUNT        ASSETS
                                                           ---------   ------------   ----------
  COMMUNICATIONS
     SBC Communications, Inc.............................     37,600      1,504,000
     Ameritech...........................................     33,400      1,498,825
     Bell Atlantic Corporation...........................     31,792      1,450,510
     Bellsouth Corporation...............................     15,000      1,006,875
                                                                       ------------
                                                                          5,460,210       3.25%
  OIL & GAS EXTRACTION
     Schlumberger, LTD...................................     27,500      1,878,580
     Diamond Offshore....................................     44,400      1,776,000
     R & B Falcon Company................................     71,000      1,606,375
                                                                       ------------
                                                                          5,260,955       3.14%
  NON-DEPOSITORY INSTITUTIONS
     American Express Company............................     19,600   $  2,234,400
     Federal National Mortgage Association...............     34,400      2,089,800
                                                                       ------------
                                                                          4,324,200       2.58%
  MISCELLANEOUS RETAIL
     Costco Company, Inc.*...............................     57,700      3,638,677       2.17%
  GENERAL MERCHANDISE
     Wal-Mart Corporation................................     29,700      1,804,275
     Sears Roebuck & Company.............................     16,800      1,025,842
                                                                       ------------
                                                                          2,830,117       1.69%
  TRANSPORTATION EQUIPMENT
     Chrysler Corporation................................     24,000      1,353,000
     Allied Signal, Inc..................................     30,000      1,331,250
                                                                       ------------
                                                                          2,684,250       1.60%
  RADIO, TV & COMPUTER STORES
     Circuit City Stores.................................     53,000      2,484,375       1.48%
  MISCELLANEOUS MANUFACTURING INDUSTRIES
     Tiffany & Company...................................     47,200      2,265,600       1.35%
  MOTION PICTURES
     Disney (Walt) Company...............................     19,200      2,017,190       1.20%
  WHOLESALE TRADE-NONDURABLE GOODS
     Unilever NV**.......................................     25,000      1,973,425       1.18%
  BUILDING MATERIALS & GARDENING SUPPLIES
     Home Depot, Inc.....................................     23,000      1,910,426       1.14%
  FABRICATED METAL PRODUCTS
     The Gillette Company................................     30,500      1,728,954       1.03%
  PERSONAL SERVICES
     H & R Block.........................................     39,300      1,655,513       0.99%
  TRANSPORTATION BY AIR
     Delta Airlines, Inc.................................     12,000      1,551,000       0.92%

                See accompanying notes to financial statements.

                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A

                                                                             MARKET VALUE
                                                                       -------------------------
                                                           SHARES OR                  PERCENTAGE
                                                           PRINCIPAL                    OF NET
                                                            AMOUNT        AMOUNT        ASSETS
                                                           ---------   ------------   ----------
  EATING & DRINKING PLACES
     McDonald's Corporation..............................     16,000      1,104,000
     Norrell Corporation.................................     20,000        398,740
                                                                       ------------
                                                                          1,502,740       0.90%
  PRIMARY METAL INDUSTRIES
     Englehard Corporation...............................     58,000      1,174,500       0.70%
  HEALTH SERVICES
     Phycor, Inc.*.......................................     39,000        645,918       0.38%
                                                                       ------------
          Total Common Stocks (Cost $95,382,365).........               164,152,043      97.83%
                                                                       ------------
  SHORT-TERM INVESTMENTS:
     Associates Corporation of North America
       Master Note Fltg (5.57% @ 06/30/98)...............  3,583,239   $  3,583,239
     U.S. Treasury Bill (5.2% maturing Dec. 10, 1998)....    500,000        488,061
     U.S. Treasury Bill (4.9% maturing Jan. 7, 1999).....    500,000        486,971
                                                           ---------   ------------
          Total Short-Term Investments...................                 4,558,271       2.72%
                                                                       ------------
          TOTAL INVESTMENTS: (COST $99,940,636)..........              $168,710,314     100.55%
          Other assets and liabilities, net..............              $   (924,271)     -0.55%
                                                                       ------------
          Total net assets...............................              $167,786,044     100.00%
                                                                       ============

---------------

 * Presently not producing dividend income.

** Foreign Investments

                See accompanying notes to financial statements.

                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A

                        FINANCIAL HIGHLIGHTS (UNAUDITED)

                                          PER ACCUMULATION UNIT INCOME AND CAPITAL CHANGES
                                  -----------------------------------------------------------------
                                   SIX MONTHS                 YEARS ENDED DECEMBER 31,
                                      ENDED       -------------------------------------------------
                                  JUNE 30, 1998      1997         1996         1995         1994
                                  -------------   ----------   ----------   ----------   ----------
Investment income and expenses:
  Investment Income.............   $    0.162     $    0.328   $    0.282   $    0.216   $    0.210
  Operating expenses............        0.154          0.257        0.188        0.136        0.119
                                   ----------     ----------   ----------   ----------   ----------
          Net investment
            income..............        0.008          0.071        0.094        0.080        0.091
Capital changes:
  Net realized and unrealized
     gains (losses) from
     securities.................        3.223          4.053        3.046        3.025       (0.706)
                                   ----------     ----------   ----------   ----------   ----------
  Net increase (decrease) in
     accumulation unit value....        3.231          4.124        3.140        3.105       (0.615)
  Accumulation unit value,
     beginning of period........       19.463         15.339       12.199        9.094        9.709
                                   ----------     ----------   ----------   ----------   ----------
Accumulation unit value, end of
  period........................   $   22.694     $   19.463   $   15.339   $   12.199   $    9.094
                                   ==========     ==========   ==========   ==========   ==========
Number of accumulation units
  outstanding, end of period....    7,393,375      7,043,575    6,443,056    5,996,795    5,113,999
                                   ==========     ==========   ==========   ==========   ==========
Ratios
  Ratio of expenses to average
     net assets.................         0.72%          1.46%        1.38%        1.29%        1.28%
  Ratio of net investment income
     to average net assets......         0.37%          0.40%        0.69%        0.75%        0.98%
     Portfolio turnover rate....        13.10%         26.60%       36.90%       66.10%       43.50%
     Average commission rate
       paid.....................   $    .0627     $    .0619   $    .0636   $    .0551

                See accompanying notes to financial statements.

                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A

                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 1998 (UNAUDITED)

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  General

     American Fidelity Variable Annuity Fund A (the Fund) is a separate account of American Fidelity Assurance Company (AFA). The Fund is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended. The purpose of the Fund is to provide a means of investing for supplemental retirement income. Shares are only available in connection with variable annuity policies issued by AFA.

     The Fund's investment objectives are primarily long-term growth of capital and secondarily the production of income. In order to achieve these investment objectives, the Fund normally invests in a diversified portfolio consisting primarily of common stocks.

  Investments

     Investments in corporate stocks are valued by Merrill Lynch Pricing Service. Securities for which published quotations are not available are valued at the quotation obtained from the Fund's primary broker. Short-term investments are valued on the basis of amortized cost, which approximates market, and include all investments with maturities less than one year.

     The Fund's portfolio of investments is diversified such that not more than five percent (5%) of the value of the total assets of the Fund are invested in any one issuer and not more than twenty-five percent (25%) are invested in any one industry or group of industries. Management does not believe the Fund has any significant concentrations of credit risk.

     Realized gains and losses from investment transactions and unrealized appreciation or depreciation of investments are determined on the average cost basis.

     Dividend income is recorded on the ex-dividend date, and interest income is recorded on the daily accrual basis. For certain securities in which the exact dividend is unknown on the ex-dividend date, such as stock in foreign companies, an estimate of the dividend is recorded on the ex-dividend date, and any necessary adjustments are added to the Fund's investment income on the date the dividend is received by the Fund. Any taxes withheld by foreign governments or any foreign exchange expenses (gains or losses) incurred by investment in such securities are paid by the Fund. The Fund does not expect these costs to be significant.

  Income Taxes

     The Fund is not taxed separately because the operations of the Fund are part of the total operations of AFA. AFA files its federal income tax returns under sections of the Internal Revenue Code applicable to life insurance companies. The Fund's net increase in net assets from operations is not expected to result in taxable income under present regulations. The Fund will not be taxed as a "Regulated Investment Company" under Subchapter "M" of the Internal Revenue Code.

  Use of Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

                   AMERICAN FIDELITY VARIABLE ANNUITY FUND A

(2) INVESTMENTS

     The aggregate dollar amount of investment purchases (exclusive of short-term investments) was $34,958,068 and $19,642,622 for the six months ended June 30, 1998 and 1997, respectively. At June 30, 1998, net unrealized appreciation on investments of $68,769,678, was composed of gross appreciation of $69,791,836 and gross depreciation of $1,022,158.

(3) VARIABLE ANNUITY CONTRACTS

     Net purchase payments received represent gross payments less deductions of $513,252 and $364,642 for the six months ended June 30, 1998 and 1997, respectively. The deductions are comprised of sales and administrative expenses, minimum death benefits, administrative charges, and certificate issuance fees. These deductions were paid to AFA.

     AFA acts as the Fund's investment manager and assumes certain mortality and expense risks under the variable annuity contracts. Investment management fees are equal to .0013698% of the Fund's daily net assets (.5% per annum). Mortality and expense guaranty fees are equal to .0026308% of the Fund's daily net assets (.96025% per annum). Such fees were paid to AFA.

     During the accumulation period, contract owners may partially or totally withdraw from the Fund by surrendering a portion or all of their accumulation units. The Internal Revenue Code may limit certain withdrawals based upon age, disability, and other factors. When contract owners withdraw, they receive the current value of their accumulation units.

(4) ANNUITY RESERVES

     Annuity reserves are computed for currently payable contracts according to the Progressive Annuity Mortality Table. The assumed interest rate is 3.5 percent unless the annuitant elects otherwise, in which case the rate may vary from zero to 5 percent, as regulated by the laws of the respective states. Charges to annuity reserves for mortality and expense risks experience are reimbursed to AFA if the reserves required are less than originally estimated. If additional reserves are required, AFA reimburses the Fund. At June 30, 1998 and December 31, 1997, there were no contract owners who had elected the variable annuity method of payout. Accordingly, the Fund held no annuity reserves at June 30, 1998 and December 31, 1997.

(5) SUBSEQUENT EVENT

     On January 1, 1999, the Fund was converted to a unit investment trust separate account and transferred its investment portfolio to American Fidelity Dual Strategy Fund, Inc., a new management investment company formed by AFA, in exchange for shares of American Fidelity Dual Strategy Fund, Inc.